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                                                      EXHIBIT 10.12(i)



                              STANDARD SUBLEASE

                 American Industrial Real Estate Association

                                    [AIR LOGO]

1. PARTIES. This Sublease, dated, for reference purposes only, July 30, 1996, is made by and between CYBERCASH, INC. (herein called "Sublessor") and SEGA OF AMERICA, INC. (herein called "Sublessee").

2. PREMISES. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of San Mateo, State of California, commonly known as 303 TWINDOLPHIN DRIVE, SUITE 200, REDWOOD CITY, CA and described as APPROXIMATELY 6551 RENTABLE SQUARE FEET, SITUATED AS SHOWN ON THE FLOOR PLAN ATTACHED HERETO AS EXHIBIT "A".

Said real property, including the land and all improvements thereon, is hereinafter called the "Premises".

3.  TERM.

    3.1 TERM. The term of this Sublease shall be for EIGHTEEN (18) MONTHS commencing on SEPTEMBER 1, 1996 and ending on FEBRUARY 28, 1988, SUBJECT TO PARAGRAPH 12 (e) BELOW, unless sooner terminated pursuant to any provision hereof.

    3.2 DELAY IN COMMENCEMENT. Notwithstanding said commencement date, if for any reason Sublessor cannot deliver possession of the Premises to Sublessee on said date, Sublessor shall not be subject to any liability therefore nor shall such failure affect the validity of this Lease or the obligations of Sublessee hereunder or extend the term hereof, but in such case Sublessee shall not be obligated to pay rent until possession of the Premises is tendered to Sublessee, provided, however, that if Sublessor shall not have delivered possession of the Premises within sixty (60) days from said commencement date, Sublessee may, at Sublessee's option, by notice in writing to Sublessor within ten (10) days thereafter, cancel this Sublease, in which event the parties shall be discharged from all obligations thereunder. If Sublessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date and Sublessee shall pay rent for such period at the initial monthly rates set forth below.

4.  RENT.  RENT SHALL BE PAID IN ACCORDANCE WITH PARAGRAPH 12(a) BELOW.

Rent for any period during the term hereof which is for less than one month shall be a prorata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

5. SECURITY DEPOSIT. Sublessee shall deposit with Sublessor upon execution hereof $16,049.95 as security for Sublessee's faithful performance of Sublessee's obligations hereunder. If Sublessee fails to pay rent or other charges due hereunder or otherwise defaults with respect to any provision of this Sublease, Sublessor may use, apply or retain all or any portion or said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Sublessor may become obligated by reason of Sublessee's default or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all or any portion of said deposit, Sublessee shall within ten (10) days after written demand therefore deposit cash with Sublessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Sublessee's failure to do so shall be a material breach of this Sublease. Sublessor shall not be required to keep said deposit separate from its general accounts. If
Sublessee performs all of Sublessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Sublessor, shall be returned, without payment of interest or other increment for its use to Sublessee (or at Sublessor's option, to the last assignee, if any, of Sublessee's interest hereunder) at the expiration of the term hereof, and after Sublessee has vacated the Premises. No trust relationship is created herein between Sublessor and Sublessee with respect to said Security Deposit.

6.  USE.

    6.1 USE. The Premises shall be used and occupied only for GENERAL OFFICE AND OTHER RELATED USES AS MAY BE PERMITTED BY LAW.

    6.2  COMPLIANCE WITH LAW.

         (b) Sublessee shall, at Sublessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the term or any part of the term hereof regulating the use by Sublessee of the Premises. Sublessee shall not use or permit the use of the Premises in any manner that will tend to created waste or a nuisance or if there shall be more than one tenant of the building containing the Premises, which shall tend to disturb such other tenants.

    6.3 CONDITION OF PREMISES. Sublessee hereby accepts the Premises in their condition existing as of the date of the execution hereof subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises and accepts this Sublease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Sublessee acknowledges that neither Sublessor nor Sublessor's agents have made any representation or warranty as to the suitability of the Premises for the conduct of Sublessee's business.

7.  MASTER LEASE.

    7.1  SEE, PARAGRAPH 12(b) BELOW.

    7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease and Master Sublease

    7.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphs which are excluded therefrom MASTER SUBLEASE APPLICABLE TO THE PREMISES ONLY. MASTER LEASE PARAGRAPHS: 1:21; 3.1; 3.1.1; 5.1; 5.9 (FOR WHICH SUBLEASEE SHALL REMAIN PRIMARILY LIABLE UNDER THE MAST LEASE). SUBLEASE PARAGRAPHS 2,3,4,5+10 (FOR WHICH, SUBLESSOR SHALL REMAIN PRIMARILY LIABLE UNDER

(C)American Industrial Real Estate Association 1978


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9.  CONSENT OF MASTER LESSOR.

    9.1 This Sublease shall not be effective unless, within 10 days of the date hereof, Master Lessor signs this Sublease thereby giving its consent to this Subletting.

    9.3  In the event that Master Lessor does give such consent then

         (a) Such consent will not release Sublessor of its obligations or after the primary liability of Sublessor to pay the rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.

         (b) The acceptance of rent by Master Lessor from Sublessee or any one else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

         (c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.

         (d) In the event of any default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or any one else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.

         (e) Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor nor any one else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.

         (f) In the event that sublessor shall default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid rents nor any security deposit paid by Sublessee, nor shall master Lessor be liable for any other defaults of the Sublessor under the Sublease.

    9.4 The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.

    9.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.

    9.6 In the event that Sublessor defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any default of Sublessor described in any notice of default within ten days after service of such notice of default on Sublessee. If such default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.


10.  BROKERS FEE.

     10.1 Upon execution hereof by all parties, Sublessor shall pay to CORNISH & CAREY COMMERCIAL, a licensed real estate broker, (herein called "Broker"), a fee as set forth in a separate agreement between Sublessor and Broker or in the event there is no for brokerage services rendered by Broker to Sublessor in this transaction.

     10.2 Sublessor agrees that if Sublessee exercises any option or right of first refusal granted by Sublessor herein, or any option or right substantially similar thereto, either to extend the term of this Sublease, to renew this Sublease, to purchase the Premises, or to lease or purchase adjacent property which Sublessor may own or in which Sublessor has an interest, or if Broker is the procuring cause of any lease, sublease, or sale pertaining to the Premises or any adjacent property which Sublessor may own or in which Sublessor has an interest, then as to any of said transactions Sublessor shall pay to Broker a fee, in cash, in accordance with the schedule of Broker in effect at the time of the execution of this Sublease. Notwithstanding the foregoing, Sublessor's obligation under this Paragraph 10.2 is limited to a transaction in which Sublessor is acting as a sublessor, lessor or seller.

    10.3 Master Lessor agrees, by its consent to this Sublease, that if Sublessee shall exercise any option or right of first refusal granted to Sublessee by Master Lessor in connection with this Sublease, or any option or right substantially similar thereto, either to extend the Master Lease, to renew the Master Lease, to purchase the Premises or any part thereof, or to lease or purchase adjacent property which Master Lessor may own or in which Master Lessor has an interest, or if Broker is the procuring cause of any other lease or sale entered into between Sublessee and Master Lessor pertaining to the Premises, any part thereof, or any adjacent property which Master Lessor owns or in which it has an interest, then as to any of said transactions Master Lessor shall pay to Broker a fee, in cash, in accordance with the schedule of Broker in effect at the time of its consent to this Sublease.

    10.4 Any fee due from Sublessor or Master Lessor hereunder shall be due and payable upon the exercise of any option to extend or renew, as to any extension or renewal, upon the execution of any new lease, as to a new lease transaction or the exercise of a right of first refusal to lease, or at the close or escrow, as to the exercise of any option to purchase or other sale transaction.

    10.5 Any transferee of Sublessor's interest in this Sublease, or of Master Lessor's interest in the Master Lease, by accepting an assignment thereof, shall be deemed to have assumed the respective obligations of Sublessor or Master Lessor under this Paragraph 10. Broker shall be deemed to be a third-party beneficiary of this paragraph 10.


11. ATTORNEY'S FEES. If any party or the Broker named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court. The provision of this paragraph shall inure to the benefit of the Broker named herein who seeks to enforce a right hereunder



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12.  ADDITIONAL PROVISIONS.  [If there are no additional provisions draw a line from this point to the next printed word after the space left here. If there are additional provisions place the same here.]

PARAGRAPH 12 ATTACHED HERETO AND MADE A PART HEREOF.



        IF THIS SUBLEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION RELATING THERETO.

Executed at
           ---------------------------------
on                                                  By  CYBERCASH, INC.
  ------------------------------------------          ----------------------------------
address                                             By
       -------------------------------------          ----------------------------------

                                                       "Sublessor" (Corporate Seal)
--------------------------------------------


Executed at                                               SEGA OF AMERICA, INC.
           ---------------------------------        ------------------------------------
on                                                  By
  ------------------------------------------          ----------------------------------
address                                             By
       -------------------------------------          ----------------------------------

                                                       "Sublessee" (Corporate Seal)


Executed at                                               PROVIDENT CENTRAL CREDIT UNION
           ---------------------------------        ------------------------------------
on                                                  By
  ------------------------------------------          ----------------------------------
address                                             By
       -------------------------------------          ----------------------------------

                                                       "Master Lessor" (Corporate Seal)
--------------------------------------------

Executed at
           ---------------------------------        ------------------------------------
on
  ------------------------------------------        ------------------------------------
address
       -------------------------------------        ------------------------------------

                                                               "Guarantors"
--------------------------------------------
                                                                         Form  401 778

NOTE: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing the most current form: AMERICAN REAL ESTATE ASSOCIATION, 345 So. Figueroa St., M-1, Los Angeles, CA 90071 (213) 687-8777

12. ADDITIONAL PROVISIONS.

        (a) RENT. Sublessee shall pay to Sublessor as rent for the Premises equal monthly installments in those amounts set forth immediately below, in advance on the first day of each month of the term hereof.

                Months                  Full Service Rent
                ------                  -----------------

                1  - 12                 $16,049.95 per month
                13 - 18                 $16,705.05 per month

Sublessee shall pay to Sublessor $16,049.95 upon the execution hereof as rent for the first full month of the term.

        (b) ADDITIONAL RENT. Pursuant to the Master Sublease, Sublessor has assumed the obligations of Sublessee under Sections 2.3 and 2.4 of the Master Lease. During the term hereof, Sublessee shall pay to Sublessor, as additional rent, and amount equal to _____% of any amounts paid or required to be paid by Sublessor to Master Lessor or Sublessee under Section 2.3.7 of the Master Lease.

        (c) EXTENSION OF TERM. Sublessee, at Sublessor's sole option, shall have the right to extend the term hereof for an additional period commencing March 1, 1998 and ending no later than May 14, 1998, as determined by Sublessor in its sole and absolute discretion (the "Extension Term"), by written notice delivered to Sublessor on or before February 1, 1998. Either Sublessor or Sublessee shall have the right to terminate this Sublease at any time during the Extension Term upon not less than thirty (30) days prior written notice delivered to the other party. Sublessee shall pay to Sublessor during the Extension Term rent in the amount of $16,705.05 per month, together with Additional Rent in the amount set forth in Paragraph 12(b) above.

        (d) MASTER LEASE AND MASTER SUBLEASE. Provident Central Credit Union ("Master Lessor") and Sublessee, as lessee, entered into a Lease dated April 23, 1993 (the "Master Lease") covering 22,414 rentable square feet, known as Suite 200 in the building located at 303 Twin Dolphin Drive, Redwood Shores, Redwood City, California (the "Master Premises"). Sublessee and Sublessor, with the consent of Master Lessor, entered into a Sublease dated March 27, 1996 (the "Master Sublease") whereby Sublessor is leasing from Sublessee the Master Premises for a period of 24.5 months, commencing May 1, 1996 and ending May 14, 1998.

        (e) TERM. The term hereof shall commence on the later of (i) September 1, 1996, or (ii) on the date when the Premises and the improvements required to be constructed by Sublessor under Paragraph 12(f) hereof shall have been substantially completed (meaning such state of completion as will allow Sublessee to utilize the Premises for its intended purpose, without material interference by reason of final completion); provided, however, that if there is work left to be done on the scheduled completion date as a result of changes or delays caused by Sublessee, the term shall commence without regard to the work that is incomplete.

        (f) IMPROVEMENTS. The Premises shall be completed by Sublessor in accordance with the plans and specifications attached hereto as Exhibit "B" (the "Plans"). Sublessee acknowledges and agrees that Sublessee is fully satisfied with the quality, design and condition of the Premises and the tenant improvements therein and that Sublessee accepts the Premises in their "AS IS" condition. Accordingly, except as set forth immediately above, Sublessee accepts and agrees that Sublessor has no obligation whatsoever to improve or modify the Premises.








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